Keefe, Bruyette & Woods 9th Annual
Community Bank Investor Conference
Presentation by: George M. Lee, CEO
July 30th, 2008

Arctic Circle
Hudson's Straits
Hudson Bay
NORTH
AMERICA
CANADA
N Britain
Newfoun
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
BRITISH EMPIRE
Bermudas
Louisiana
Missisipi R
Florida
C Mendocino
California
Mexico or New Spain
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rico
Antigua
St Maria
Pasaros
C Corientes
Roca Partida
La Mesa
Gallapagos Is
Gallego I
Terra Firma
or Equinoctial Line

Forward Looking Statements
The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in
 MetroCorp’s 2007 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

Strengthening Our Platform
2004 - 2006
Below -> Average
Growing Our Platform
2007 - 2009
Average -> Good
Good
To
Great
2010 - 2012
Good -> Great
Harvesting From Our Platform

In ’08 & ’09:
Slowing down loan
 and asset growth
Strategic Transformation of MetroCorp

Arctic Circle
Hudson Bay
Hudson's Straits
Davis Str
Newfoun
N Britain
NORTH AMERICA
CANADA
C Mendocin
BRITISH EMPIRE
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
Bermudas
Louisiana
Missisipi R
Florida
California
Mexico or New Spain
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rico
Antigua
St Maria
Pasaros
C Corientes
Roca Partida
La Mesa
Terra Firma
Gallego I
Gallapagos Id
or Equinoctial Line

* Net NPA is net of guarantees
Strengthening Our Platform /
Growing Our Platform
Q1-04                          Q2-08
FTE                 298 (MB)                        327
MB: 262
MUB: 65
($ in millions)
Net NPA*            $23.5                       $8.4
Assets           $856                        $1,578
Loans            $572                        $1,312
Deposits        $709                        $1,243

Dallas
Houston
Texas
California
Northern
Southern
Building
Market
Synergy
Greater China
Xiamen
ChongQing

5

Market Footprint

Texas Initiatives
❖ Maintain Houston Dominance
❖ Expedite Dallas Growth
❖ Expense Control
❖ Improve Fee Income

California Initiatives
❖ Asset Quality
❖ Expense Control
❖ Low Cost Deposit Growth
❖ Improve Fee Income

Greater China Initiatives
❖ Transform Relationships into Tangible
 Results in the US through MetroBank and
 Metro United Bank
 • Trade Finance
 • Related Personal Banking Opportunities
 • Potential Commercial Needs in the US

Metro Office
City View of Xiamen

City View of ChongQing

* Adjusted for stock split in 2006
$0.18
$0.20
$0.21
$0.29
$0.28
$0.21
$0.21
$0.00
$0.10
$0.20
$0.30
$0.40
*Q1-03
*Q1-04
*Q1-05
Q1-06
Q1-07
Q1-08
Q2-08
Earnings Per Share - Diluted

Asset Growth
$ in Millions
$867
$914
$1,128
$1,268
$1,460
$1,578
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
$1,600
2003
2004
2005
2006
2007
Q2-08

Total Loan Growth
$ in Millions
$557
$595
$771
$887
$1,202
$1,312
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
2003
2004
2005
2006
2007
Q2-08

Deposit Growth
$ in Millions
$725
$755
$962
$1,082
$1,191
$1,243
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
2003
2004
2005
2006
2007
Q2-08

Arctic Circle
Hudsons Straits
Hudson Bay
NORTH
AMERICA
CANADA
Newfoundland
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
BRITISH EMPIRE
Louisiana
Florida
Bermudas
Roca Partida
Gallego I
Gallapagos Is
Terra Firma
or Equinoctial Line

Nonperforming Assets - Net
$ in 000’s
* Net Nonperforming Assets are net of guarantees.
$24,968
$15,219
$17,294
$9,333
$8,472
$6,785
0.54%
0.74%
1.53%
2.88%
1.66%
0.46%
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
2003
2004
2005
2006
2007
Q2-08
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Net Nonperforming Assets *
Net Nonperform. Assets to Total Assets %

Allowance to Nonperforming Loans
$ in 000’s
$10,308
$10,501
$13,169
$11,436
$15,520
$13,125
182.7%
172.2%
62.9%
40.1%
84.2%
121.1%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
2003
2004
2005
2006
2007
Q2-08
0.0%
50.0%
100.0%
150.0%
200.0%
250.0%
Allowance for Loan Losses
Allowance to Nonperforming Loans %

Arctic Circle
Hudson's Straits
Hudson Bay
NORTH
AMERICA
CANADA
Newfoun
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
BRITISH EMPIRE
Louisiana
Florida
Mexico or New Spain
California
C Mendocin
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rico
Antigua
Bermudas
Pacific
Ocean
St Maria
Pasaros
La Mesa
C Corientes
Roca Partida
Gallego I
Gallapagos Is
Terra Firma
Equinoctial Line

Source: SNL Financial and MCBI company record
Period
MCBI
UCBH
PFBC
EWBC
CATY
2008 Q2
4.00
3.17
3.63
3.33
2.94
2008 Q1
4.09
3.04
4.11
3.63
3.16
2007 Q4
4.30
3.39
4.82
3.91
3.43
2006 Q4
4.61
3.34
5.19
3.81
4.01
2005 Q4
4.56
3.62
4.81
4.20
4.34
Net Interest Margin (%)

Arctic Circle
Hudson Bay
Hudson's Straits
NORTH
AMERICA
CANADA
BRITISH EMPIRE
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
Bermudas
Louisiana
Florida
C Mendocin
California
Mexico or New Spain
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rico
Antigua
S^t Maria
Pasaros
Shelvocks
La Mesa
C Corientes
Roca Partida
Gallego I
Gallapagos I^s
Terra Firma
or Equinoctial Line

Source: SNL Financial and MCBI company record
Period
MCBI
UCBH
PFBC
EWBC
CATY
2008 Q2
0.54
-
5.67
1.64
1.07
2008 Q1
0.54
1.75
2.88
0.63
0.79
2007 Q4
0.46
0.93
1.90
0.57
0.93
2006 Q4
0.74
0.27
0.08
0.18
0.46
2005 Q4
1.53
0.44
-
0.36
0.33
2006
2007
Q1-08
Q2-08
Metro Bank
0.92%
0.41%
0.53%
0.59%
Metro United Bank
0.00%
0.62%
0.56%
0.40%
NPAs / Assets (%)

Arctic Circle
Hudson's Straits
Hudson Bay
NORTH
AMERICA
CANADA
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
BRITISH EMPIRE
Bermudas
Louisiana
Florida
Mexico or New Spain
Gulf of
Cuba
Jamaica
Hispaniola
Porto Rico
Antigua
C Mendocin
California
Pasaros
C Corientes
La Mesa
Roca Partida
Gallego I
Gallapagos Is
Terra Firma
Equinoctial Line

Source: SNL Financial and MCBI company record
Period
MCBI
UCBH
PFBC
EWBC
CATY
2008 Q2
1.18
1.26
1.65
1.95
1.16
2008 Q1
1.17
1.23
1.63
1.32
0.98
2007 Q4
1.09
1.01
1.21
1.00
0.97
2006 Q4
1.29
0.91
1.03
0.95
1.05
2005 Q4
1.71
1.08
1.16
1.01
1.22
2006
2007
Q2-08
MetroBank
1.27%
1.13%
1.18%
Metro United Bank
1.37%
1.00%
1.20%
Reserves / Loans (%)

2008 Q2
2007 Q4
2006 Q4
2005 Q4
Arctic Circle
Hudson Bay
Hudson's Straits
NORTH AMERICA
CANADA
Louisiana
Mexico or New Spain
Florida
BRITISH EMPIRE
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
Bermudas
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rico
Antigua
C Mendocin
California
Roca Partida
C Corientes
Gallapagos I
Terra Firma
Equinoctial Line

Total Assets ($000)
1,145,890
1,084,899
1,011,445
916,346
Total Loans ($000)
 943,127
866,602
702,525
636,694
FTE
262
277
292
284
Total Assets ($000) / FTE
4,376
3,917
3,464
3,227
Total Loans ($000) / FTE
3,602
3,129
2,406
2,242
FTE ’08 - MetroBank

2008 Q2
2007 Q4
2006 Q4
2005 Q4
Arctic Circle
Hudson Bay
Hudson's Straits
NORTH AMERICA
CANADA
Louisiana
Mexico or New Spain
Florida
Gulf of Mexico
Cuba
Jamaica
Hispaniola
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
BRITISH EMPIRE
Bermudas
C Mendocin
California
Terra Firma
or Equinoctial Line

Total Assets ($000)
433,386
376,175
257,160
212,766
Total Loans ($000)
368,438
335,262
184,066
134,940
FTE
65
71
59
32
Total Assets ($000) / FTE
6,667
5,298
4,359
6,649
Total Loans ($000) / FTE
5,668
4,722
3,120
4,217
FTE ’08 - Metro United Bank

Good to Great - Metro
Objectives
❖ Core Competency
❖ Competitive Edge
❖ Market Expansion
❖ Efficiency & Financial Results

Thank You